Exhibit 32.1
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                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report on Form 10-Q of ProIndia International, Inc. (the "Company") for the three months ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "report"), the undersigned, Joseph Gutnick, Chief Executive Officer of the Company, certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date:    May 14, 2010

                                     /s/ Joseph  I.  Gutnick
                                     -------------------------------------------
                                     Joseph  I.  Gutnick
                                     Chairman  of  the  Board,  President  and
                                     Chief  Executive  Officer
                                     (Principal  Executive  Officer)


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